UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2011
(Commission File Number)	Exact names of registrants as specified in their charters, address of principal executive offices, telephone number and state of incorporation	(IRS Employer Identification No.)

1-15929	PROGRESS ENERGY, INC.	56-2155481
410 S. Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: North Carolina

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Management Change in Control Plan (“MCICP”)

    On July 13, 2011, the Board of Directors of Progress Energy, Inc. (the “Company”) approved amendments to the MCICP.

    The MCICP was amended as required by the Agreement and Plan of Merger between the Company, Duke Energy Corporation, and Diamond Acquisition Corporation, dated January 8, 2011 (the “Merger Agreement”) to:

    (1) remove as of the Effective Time, as such term is defined in the Merger Agreement, the provision requiring on a change in control and during the 36-month period following such change-in-control date that the Organization and Compensation Committee of the Board of Directors be comprised of such persons as appointed by the Company’s Board of Directors prior to the change in control;

    (2) effective as of January 8, 2011, change the definition of “Good Reason,” solely with respect to equity awards granted after the execution of the Merger Agreement; and

    (3) effective as of the Effective Time, as such term is defined in the Merger Agreement, prohibit the Board of Directors from establishing a trust in connection with the transactions described in the Merger Agreement.

    Effective July 13, 2011, the MCICP was further amended to clarify that no benefits will be payable under the MCICP absent a qualifying termination of employment and to clarify and augment the MCICP provisions regarding the interpretation and administration of the MCICP in relation to the requirements of Section 409A of the Internal Revenue Code of 1986, as amended.

    The amendments are attached hereto as Exhibit 10.1, and are incorporated herein by reference.

Deferred Compensation Plans

    The Merger Agreement requires the Company to eliminate any requirement to establish or fund any grantor trust in connection with the transactions contemplated by the Merger Agreement.

    To satisfy this requirement, on July 12, 2011, the Organization and Compensation Committee of the Company’s Board of Directors approved amendments to the following plans effective as of that date: the Amended and Restated Management Deferred Compensation Plan, the Amended Management Incentive Compensation Plan, and the Executive and Key Manager 2009 Performance Share Sub-Plan.

    On July 13, 2011, the Board of Directors approved similar amendments, effective as of that date, to the following plans: the Supplemental Senior Executive Retirement Plan, the Deferred Compensation Plan for Key Management Employees, the Non-Employee Director Deferred Compensation Plan, the Non-Employee Director Stock Unit Plan, and the Amended and Restated Restoration Retirement Plan.

    The amendments are attached hereto as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

(d) EXHIBITS.

10.1	Amendment to the Management Change in Control Plan (filed as Exhibit 10c(21) to Annual Report on Form 10-K for the period ended December 31, 2010).

10.2	Resolutions to amend the Amended and Restated Management Deferred Compensation Plan (filed as Exhibit 10(b) to Quarterly Report on Form 10-Q for the period ended June 30, 2010), the Amended Management Incentive Compensation Plan (filed as Exhibit 10(a) to Quarterly Report on Form 10-Q for the period ended June 30, 2010), and the Executive and Key Manager 2009 Performance Share Sub-Plan (filed as Exhibit 10.1 to Current Report on Form 8-K dated March 17, 2009).

10.3	Resolutions to amend the Supplemental Senior Executive Retirement Plan as amended (filed as Exhibit 10(A) to Quarterly Report on Form 10-Q for the period ended March 31, 2009 and Exhibit 10.1 to Current Report on Form 8-K dated March 15, 2011), the Deferred Compensation Plan for Key Management Employees, the Non-Employee Director Deferred Compensation Plan, as amended and restated (filed as Exhibit 10c(11) to Annual Report on Form 10-K for the year ended December 31, 2006), the Non-Employee Director Stock Unit Plan, as amended and restated (filed as Exhibit 10c(14) to Annual Report on Form 10-K for the year ended December 31, 2006), and the Restoration Retirement Plan, as amended and restated (filed as Exhibit 10c(12) to Annual Report on Form 10-K for the year ended December 31, 2006).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC.
Registrant

By:	/s/ David B. Fountain
David B. Fountain
Assistant Secretary

Date:  July 18, 2011

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Amendment to the Management Change in Control Plan (filed as Exhibit 10c(21) to Annual Report on Form 10-K for the period ended December 31, 2010).

10.2	Resolutions to amend the Amended and Restated Management Deferred Compensation Plan (filed as Exhibit 10(b) to Quarterly Report on Form 10-Q for the period ended June 30, 2010), the Amended Management Incentive Compensation Plan (filed as Exhibit 10(a) to Quarterly Report on Form 10-Q for the period ended June 30, 2010), and the Executive and Key Manager 2009 Performance Share Sub-Plan (filed as Exhibit 10.1 to Current Report on Form 8-K dated March 17, 2009).

10.3	Resolutions to amend the Supplemental Senior Executive Retirement Plan as amended (filed as Exhibit 10(A) to Quarterly Report on Form 10-Q for the period ended March 31, 2009 and Exhibit 10.1 to Current Report on Form 8-K dated March 15, 2011), the Deferred Compensation Plan for Key Management Employees, the Non-Employee Director Deferred Compensation Plan, as amended and restated (filed as Exhibit 10c(11) to Annual Report on Form 10-K for the year ended December 31, 2006), the Non-Employee Director Stock Unit Plan, as amended and restated (filed as Exhibit 10c(14) to Annual Report on Form 10-K for the year ended December 31, 2006), and the Restoration Retirement Plan, as amended and restated (filed as Exhibit 10c(12) to Annual Report on Form 10-K for the year ended December 31, 2006).